SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549


                                  FORM 8-K
                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


                               April 27, 2001
                               --------------
              Date of Report (Date of earliest event reported)


                  INTERNATIONAL FLAVORS & FRAGRANCES INC.
                  ---------------------------------------
           (Exact name of registrant as specified in its charter)


                                  New York
                                  --------
               (State or other jurisdiction of incorporation)


         1-4858                                      13-1432060
 ------------------------                 ----------------------------------
(Commission File Number)                  (IRS Employer Identification No.)


               521 West 57th Street, New York, New York 10019
               ----------------------------------------------
            (Address of principal executive offices) (Zip Code)


                               (212) 765-5500
                               --------------
            (Registrant's telephone number, including area code)



ITEM 5.  OTHER EVENTS.

         On April 27, 2001, International Flavors & Fragrances Inc. (the "Company") issued a press release announcing that it is conducting a $500 million offering of five-year notes. The notes being offered have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

         A copy of the press release regarding the offering is attached as
Exhibit 99.1 and is incorporated herein by reference in its entirety.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:

         Exhibit No.      Description

         99.1 Press Release issued by International Flavors and Fragrances Inc. dated April 27, 2001.



                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  INTERNATIONAL FLAVORS & FRAGRANCES INC.


                                  By: /s/ Stephen A. Block
                                      ___________________________________
                                      Name:   Stephen A. Block
                                      Title:  Senior Vice President, General
                                              Counsel and Secretary


Dated:  April 27, 2001



                               EXHIBIT INDEX

Exhibit No.                Description

99.1 Press Release issued by International Flavors and Fragrances Inc. dated April 27, 2001.